
                                                                        Prospectus Supplement
July 1, 1999*
---------------------------------------------------------------------------------------------------------------------------
Fund Name                                   Prospectus  #     (MM/YY Printed)
Strategist Growth Fund, Inc.                S-6120 F          (9/98)
         Strategist Growth Fund
         Strategist Growth Trends Fund
         Strategist Special Growth Fund
Strategist Growth and Income Fund,
 Inc.                                       S-6122 D          (11/98)
         Strategist Balanced Fund
         Strategist Equity Fund
         Strategist Equity Income Fund
         Strategist Total Return Fund
Strategist Income Fund, Inc.                S-6124 D          (7/98)
         Strategist High Yield Fund
         Strategist Government Income Fund
         Strategist Quality Income Fund
Strategist Tax-Free Income Fund,
Inc.                                        S-6126 E          (1/99)
o   Strategist Tax-Free High Yield Fund
Strategist World Fund, Inc.                 S-6131 E          (12/98)
o   Strategist Emerging Markets Fund
o   Strategist World Growth Fund
o   Strategist World Income Fund
o   Strategist World Technologies Fund

SHAREHOLDER MEETINGS

At the recent regular meetings, shareholders approved the following proposals:

1. Investment Management Services Agreement. As shown in the following table, four funds voted to add a performance incentive adjustment. Under a performance incentive adjustment, the management fee is calculated as shown in the prospectus. The fee is then adjusted for performance. The fund's performance is compared to the performance of a Lipper Index of similar funds. If the fund performs better than the index, the fee will increase. If the fund performs worse than the index, the fee will decrease. The maximum increase or decrease is shown in the table.

       Management Fee Change
  ------------------------- --------------------------- -----------------------
                                    Lipper
          Fund                       Index                 Maximum Adjustment
  ------------------------- --------------------------- -----------------------
  ------------------------- --------------------------- -----------------------
  Emerging Markets              Lipper Emerging                   .12%
                              Markets Fund Index
  ------------------------- --------------------------- -----------------------
  ------------------------- --------------------------- -----------------------
  Equity Income              Lipper Equity Income                 .08%
                                  Fund Index
  ------------------------- --------------------------- -----------------------
  ------------------------- --------------------------- -----------------------
  Special Growth              Lipper Growth Fund                  .12%
                                     Index
  ------------------------- --------------------------- -----------------------
  ------------------------- --------------------------- -----------------------
  World Growth                Lipper Global Fund                  .12%
                                     Index
  ------------------------- --------------------------- -----------------------

These changes will not be implemented until the same proposals are approved by the master funds:

2. Fundamental Policies. Shareholders voted to eliminate or modify a number of policies including those regarding potential conflicts of interest; issuing senior securities; transactions with affiliates; and investing in other investment companies.

3. New Subadvisory Agreement. Shareholders of Total Return approved a subadvisory agreement with Kenwood Capital Management, LLC, a subsidiary of AEFC, located at IDS Tower 10, Minneapolis, MN 55440-0010. Kenwood manages the equity portion of the Fund.


S-6232 A (7/99)
*Destroy -next prospectus update